UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 22, 2025

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9490 NeoGenomics Way,	Fort Myers,	Florida	33912
(Address of principal executive offices)			(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.001 per share	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 22, 2025, NeoGenomics, Inc. (the "Company") held an annual meeting (the "Annual Meeting") of its stockholders. At the Annual Meeting, stockholders approved an amendment (the "Amendment") to the Company's 2023 Equity Incentive Plan (the "Equity Incentive Plan") to (i) increase the number of shares authorized for issuance thereunder by 4,325,000 shares, (ii) establish a minimum vesting period of one year for all awards granted under the Equity Incentive Plan, with exceptions permitted only with respect to (a) substituted awards, (b) acceleration of vesting in the event of death or disability of the participant and (c) with respect to awards covering 5% or fewer of the total number of shares authorized under the Equity Incentive Plan; and (iii) prohibit liberal share recycling by prohibiting (a) the re-use of shares withheld or delivered to satisfy tax withholding requirements and (b) "net share counting" upon the exercise of stock options or stock appreciation rights. The Board of Directors of the Company approved the Amendment to Equity Incentive Plan, subject to stockholder approval.
A summary description of the terms of the Amendment is set forth in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 8, 2025 (the "Proxy Statement") under the section of the Proxy Statement entitled "Proposal 4 - First Amendment of the 2023 Equity Incentive Plan," which is qualified by the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting on May 22, 2025, 113,211,087 shares of the Company’s common stock, par value $0.001 per share, were present or represented by proxy, representing approximately 87.99% of the outstanding voting stock as of March 24, 2025, the record date for the Annual Meeting. At the Annual Meeting, five proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:
(1)  Proposal No. 1: The election of Lynn A. Tetrault, Elizabeth A. Floegel, Dr. Neil Gunn, Dr. Alison L. Hannah, Stephen M. Kanovsky, Michael A. Kelly, David B. Perez, Felicia Williams and Anthony P. Zook to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the nine directors by the following votes:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Lynn A. Tetrault	100,642,889	6,808,246	48,405	5,711,547
Elizabeth A. Floegel	106,521,107	909,207	69,226	5,711,547
Dr. Neil Gunn	100,989,260	6,479,243	31,037	5,711,547
Dr. Alison L. Hannah	106,228,894	1,212,694	57,952	5,711,547
Stephen M. Kanovsky	106,382,228	1,084,969	32,343	5,711,547
Michael A. Kelly	100,543,917	6,924,001	31,622	5,711,547
David B. Perez	100,863,409	6,606,025	30,106	5,711,547
Felicia Williams	106,671,209	779,504	48,827	5,711,547
Anthony P. Zook	106,854,626	577,382	67,532	5,711,547

(2) Proposal No. 2: The approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as identified in the proxy statement for the Annual Meeting. The advisory approval received an affirmative vote of a majority of the votes cast by stockholders as follows:

	Number of Votes	Outstanding %	Voted %
For	87,823,189	68.26%	81.77%
Against	19,573,234	15.21%	18.22%
Abstentions	103,117	0.08%	0.09%
Broker Non-Votes	5,711,547

(3)  Proposal No. 3: The recommendation, on an advisory basis, of the frequency of future advisory votes on the compensation paid to the Company's Named Executive Officers, as identified in the proxy statement for the Annual Meeting. The advisory recommendation received the votes cast by stockholders as follows:

	1 Year	2 Years	3 Years	Abstain
Number of Votes	103,435,850	104,007	3,904,552	55,131
The majority of votes cast by the Company's stockholders voted for an advisory vote on named executive compensation to be held every year, consistent with the recommendation of the Company's Board of Directors. In response to the voting results and other factors, the Company's Board of Directors determined at a meeting held on May 27, 2025, that the Company will hold an advisory vote on named executive compensation every year. The Company will continue to hold advisory votes on named executive compensation every year until the Company's Board of Directors decides to hold the next stockholder advisory vote on the frequency of advisory votes, which shall be no later than the Company's Annual Meeting of Stockholders in 2031.
(4) Proposal No. 4: The approval of the Amendment, as identified in the proxy statement for the Annual Meeting. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	101,800,124	79.12%	94.90%
Against	5,467,338	4.24%	5.09%
Abstentions	232,078	0.18%	0.21%
Broker Non-Votes	5,711,547
(5) Proposal No. 5: The ratification of the appointment of Deloitte & Touche LLP as the independent registered public accountant. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	112,929,861	87.77%	99.86%
Against	157,649	0.12%	0.13%
Abstentions	123,577	0.09%	0.10%

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

	10.1	NeoGenomics, Inc. 2023 Equity Incentive Plan (incorporated by reference to Annex A to the Company's Proxy Statement pursuant to Section 14(a) of the Exchange Act filed with the SEC on April 7, 2023)
10.2
First Amendment of the NeoGenomics, Inc. 2023 Equity Incentive Plan, as approved by the Company's stockholders on May 22, 2025 (incorporated by reference to Annex A of the Company's Proxy Statement on Form DEF 14A filed with the SEC on April 8, 2025)

	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

Date:	May 27, 2025	By:	/s/ Alicia C. Olivo
Alicia C. Olivo
EVP, General Counsel & Business Development
and Corporate Secretary